SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                            PILGRIM PRIME RATE TRUST
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                            PILGRIM PRIME RATE TRUST
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                 (800) 992-0180
                                                                    June 6, 2001

Dear Shareholder:

     We are pleased to enclose the Notice and Proxy Statement for the Annual Meeting of Shareholders of Pilgrim Prime Rate Trust (the "Trust") to be held at 8:00 a.m., local time, on June 28, 2001 at the offices of the Trust. Formal notice of the Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

     At the Meeting, you will be asked to consider and vote on the following matters:

     * To elect seven trustees to represent the interests of the holders of Common Shares to serve until their successors are elected and qualified.

     * To elect two trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares -- Series M, Series T, Series W, Series Th, and Series F to serve until their successors are elected and qualified.

     * To ratify the appointment of KPMG LLP as independent auditors for the Trust for the fiscal year ending February 28, 2002.

     * To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     The Trustees of the Trust have concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote "FOR" each of the proposals, which are described in more detail in the enclosed Proxy Statement.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JUNE 27, 2001.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                      Sincerely,

                                      /s/ James M. Hennessy

                                      JAMES M. HENNESSY
                                      Chief Executive Officer and President

                            PILGRIM PRIME RATE TRUST
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                 (800) 992-0180

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                            PILGRIM PRIME RATE TRUST
                           TO BE HELD ON JUNE 28, 2001

To the Shareholders:

     An Annual Meeting of Shareholders of Pilgrim Prime Rate Trust (the "Trust") will be held on June 28, 2001 at 8:00 a.m., local time, at the offices of the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purposes:

     1. To elect seven trustees to represent the interests of the holders of Common Shares to serve until their successors are elected and qualified;

     2. To elect two trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares -- Series M, Series T, Series W, Series Th, and Series F to serve until their successors are elected and qualified;

     3. To ratify the appointment of KPMG LLP as independent auditors for the Trust for the fiscal year ending February 28, 2002; and

     4. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on May 22, 2001 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                      By Order of the Board of Trustees,

                                      /s/ Kimberly A. Anderson

                                      KIMBERLY A. ANDERSON, Secretary

June 6, 2001

                            PILGRIM PRIME RATE TRUST
                                 PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2001

     This Proxy Statement is being furnished by the Board of Trustees of Pilgrim Prime Rate Trust (the "Trust") in connection with the Trust's solicitation of votes regarding matters to be addressed at the Annual Meeting of Shareholders of the Trust (the "Meeting") to be held on June 28, 2001 at 8:00 a.m., local time, at the offices of the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 for the purposes set forth below and in the accompanying Notice of Annual Meeting. At the Meeting, the shareholders of the Trust will be asked:

     1. To elect seven trustees ("Trustees") to represent the interests of the holders of Common Shares to serve until their successors are elected and qualified (Proposal 1);

     2. To elect two Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares -- Series M, Series T, Series W, Series Th, and Series F ("Preferred Shares") to serve until their successors are elected and qualified (Proposal 2);.

     3. To ratify the appointment of KPMG LLP ("KPMG") as independent auditors for the Trust for the fiscal year ending February 28, 2002 (Proposal
          3); and

     4. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     The date of the first mailing of this Proxy Statement is expected to be on or about June 6, 2001.

REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Trust on request. Requests for such reports should be directed to ING Pilgrim Investments, LLC ("ING Pilgrim Investments") at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or at (800) 992-0180.

SOLICITATION OF VOTES

     The following table indicates which Class of shares is being solicited with respect to each Proposal to be considered at the Meeting.

                                              HOLDERS OF           HOLDERS OF
                                            COMMON SHARES       PREFERRED SHARES
                                            -------------       ----------------
PROPOSAL 1:
Election of Trustees -- Common Shares            Yes                   No

PROPOSAL 2:
Election of Trustees -- Preferred Shares         No                    Yes

PROPOSAL 3:
Ratify the appointment of KPMG
as Independent Auditors                          Yes                   Yes

Transact other business as may properly
come before the Meeting or any adjournments
thereof                                          Yes                   Yes

                                 PROPOSAL NO. 1
                      ELECTION OF TRUSTEES -- COMMON SHARES

     The Board of Trustees has nominated seven individuals (the "Nominees") for election to the Board. Holders of Common Shares are being asked to elect the Nominees to serve as Trustees, each to serve until his successor is elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected. All of the Nominees currently are Trustees of the Trust. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Trust and its types of investments as well as their careers in business, finance, marketing and other areas.

INFORMATION REGARDING NOMINEES

     Below are the names, ages, business experience during the past five years and other directorships of the Nominees. The address of each Nominee is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

                                                                                       YEAR FIRST BECAME A
  NAME AND AGE                  PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS               BOARD MEMBER
  ------------                  --------------------------------------------               ------------
Paul S. Doherty          President of Doherty,  Wallace,  Pillsbury and Murphy, P.C.,          1999
(67)                     Attorneys. Mr. Doherty was formerly a Director of Tambrands,
                         Inc.  (1993 -  1998).  Mr.  Doherty  is also a  Director  or
                         Trustee  of  each  of  the  funds  managed  by  ING  Pilgrim
                         Investments.

Alan L. Gosule*          Partner  and  Chairman  of the Tax  Department  of  Clifford          1999
(60)                     Chance  Rogers & Wells  LLP,  Attorneys  (since  1991).  Mr.
                         Gosule is a Director of F.L.  Putnam  Investment  Management
                         Co.,  Inc,   Simpson  Housing  Limited   Partnership,   Home
                         Properties  of New York,  Inc. and Colonnade  Partners.  Mr.
                         Gosule is also a  Director  or  Trustee of each of the funds managed by ING Pilgrim Investments.

Thomas J. McInerney**    General  Manager  and Chief  Executive  Officer  of ING U.S.          2001
(45)                     Worksite  Financial  Services  (since  December  2000).  Mr.
                         McInerney was formerly President of Aetna Financial Services
                         (August  1997 - December  2000),  Senior Vice  President  of
                         Strategy for Aetna, Inc. (March 1997 - August 1997), head of
                         National  Accounts  and Core Sales and  Marketing  for Aetna
                         U.S. Healthcare (April 1996 - March 1997), head of Corporate
                         Strategies  for Aetna,  Inc.  (July 1995 - April 1996),  and
                         held a variety of line and corporate  staff  positions since
                         1978.  Mr.  McInerney  is a  member  of the  Board  National
                         Commission on Retirement  Policy,  the Governor's Council on
                         Economics Competitiveness and Technology of Connecticut, the
                         Board of  Directors of the  Connecticut  Business & Industry
                         Association,  the Board of  Trustees  of The  Bushnell,  the
                         Board  for  The  Connecticut  Forum,  and the  Board  of the
                         MetroHartford  Chamber  of  Commerce,  and  is  Chairman  of
                         Concerned Citizens for Effective  Government.  Mr. McInerney
                         is also a Director  or Trustee of each of the funds  managed by ING Pilgrim Investments.

David W.C. Putnam        President and Director of F.L.  Putnam  Securities  Company,          1999
(61)                     Inc. and its affiliates (since 1978). Mr. Putnam is Director of Anchor  Investment  Trust,  the Principled  Equity Market
                         Trust and Progressive Capital Accumulation Trust. Mr. Putnam
                         was formerly  Director of Trust  Realty Corp.  and Bow Ridge
                         Mining Co. Mr.  Putnam is also a Director or Trustee of each of the funds managed by ING Pilgrim Investments.

                                                                                       YEAR FIRST BECAME A
  NAME AND AGE                  PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS               BOARD MEMBER
  ------------                  --------------------------------------------               ------------
Blaine E. Rieke          General  Partner  of  Huntington  Partners,   an  investment          2001
(67)                     partnership  (1997  -  present).   Mr.  Rieke  was  formerly
                         Chairman  and  Chief  Executive  Officer  of  Firstar  Trust
                         Company  (1973 -  1996).  Mr.  Rieke is also a  Director  or
                         Trustee  of  each  of  the  funds  managed  by  ING  Pilgrim
                         Investments.

John G. Turner**         Trustee and Vice Chairman of ING  Americas.  Director of ING          1999
(61)                     Pilgrim  Investments,  ING Pilgrim  Securities,  Inc.  ("ING
                         Pilgrim  Securities")  and  ING  Pilgrim  Group,  LLC  ("ING
                         Pilgrim  Group") and ING Pilgrim  Capital  Corporation,  LLC
                         ("ING Pilgrim Capital  Corporation") (since April 2001). Mr.
                         Turner was formerly  Chairman and Chief Executive Officer of
                         ReliaStar  Financial  Corp. and ReliaStar Life Insurance Co.
                         (1993 - 2000),  Chairman of ReliaStar  United  Services Life
                         Insurance  Company and ReliaStar Life  Insurance  Company of
                         New York (1995 - 2000),  Chairman of Northern Life Insurance
                         Company (1992 - 2000), and Chairman and  Director/Trustee of
                         the Northstar affiliated investment companies (1993 - 2000).
                         Mr.  Turner was formerly  Director of  Northstar  Investment
                         Management  Corporation  and affiliates  (1993 - 2000).  Mr.
                         Turner is also  Chairman of each of the funds managed by ING
                         Pilgrim Investments.

Richard A. Wedemeyer     Vice  President of The Channel  Corporation,  an importer of          2001
(65)                     specialty  alloy  aluminum  products  (1996 - present).  Mr.
                         Wedemeyer  was  formerly  Vice   President  of   Performance
                         Advantage,  Inc.,  a provider of training  and  consultation services (1992 - 1996),  and Vice President,  Operations and
                         Administration, of Jim Henson Productions (1979 - 1997). Mr.
                         Wedemeyer  is a  trustee  of the  First  Choice  Funds.  Mr.
                         Wedemeyer is also a Director or Trustee of each of the funds managed by ING Pilgrim Investments.

----------
* An "interested person," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust. Mr. Gosule is a partner at Clifford Chance Rogers & Wells LLP, which has provided certain legal services for the Trust.

** An "interested person," as defined in the 1940 Act, by virtue of his affiliation with ING Pilgrim Investments or any of its affiliates.

     During the Trust's fiscal year ended February 28, 2001, the Board held eleven meetings. Each Trustee attended at least 80% of such Board meetings and the applicable Board committee meetings during the period in which such Trustee served as a Trustee and committee member. Thomas J. McInerney, Blaine E. Rieke and Richard A. Wedemeyer commenced service as Trustees on February 26, 2001. Mary A. Baldwin commenced service as an Advisory Board Member on June 15, 2000.

VOTE REQUIRED

     The affirmative vote of a plurality of the Common Shares of the Trust present at the Meeting is required to approve the election of each Nominee.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL 1.

                                 PROPOSAL NO. 2
                    ELECTION OF TRUSTEES -- PREFERRED SHARES

     The Board of Trustees has nominated two individuals (the "Nominees") for election to the Board. Holders of Preferred Shares are being asked to elect the Nominees to serve as Trustees, each to serve until his successor is elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected. All of the Nominees currently are Trustees of the Trust. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Trust and its types of investments as well as their careers in business, finance, marketing and other areas.

INFORMATION REGARDING NOMINEES

     Below are the names, ages, business experience during the past five years and other directorships of the Nominees. The address of each Nominee is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

                                                                                       YEAR FIRST BECAME A
NAME AND AGE                 PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS                 BOARD MEMBER
------------                 --------------------------------------------                 ------------
Walter H. May        Retired. Mr. May was formerly Managing Director and Director              1999
(64)                 of  Marketing  for  Piper   Jaffray,   Inc.,  an  investment
                     banking/underwriting  firm.  Mr. May is also a  Director  or
                     Trustee  of  each  of  the  funds  managed  by  ING  Pilgrim
                     Investments.

Jock Patton          Private Investor.  Director of Hypercom  Corporation  (since              1995
(55)                 January 1999),  and JDA Software Group,  Inc. (since January
                     1999). Mr. Patton is also a Director of Buick of Scottsdale,
                     Inc.,  National  Airlines,  Inc.,  BG  Associates,  Inc., BK
                     Entertainment,  Inc., Arizona Rotorcraft,  Inc. and Director
                     and Chief  Executive  Officer of Rainbow  Multimedia  Group,
                     Inc.   Mr.   Patton   was   formerly   Director   of  Stuart
                     Entertainment, Inc., Director of Artisoft, Inc. (August 1994
                     - July 1998) and a President and Co-owner of StockVal, Inc., a provider of securities  analysis  software and proprietary data (April 1993 - June 1997). Mr. Patton is also a Director or  Trustee  of each of the  funds  managed  by ING  Pilgrim
                     Investments.

     During the Trust's fiscal year ended February 28, 2001, the Board held eleven meetings. Each Trustee attended at least 80% of such Board meetings and the applicable Board committee meetings during the period in which such Trustee served as a Trustee and committee member.

VOTE REQUIRED

     The affirmative vote of a plurality of the Preferred Shares of the Trust present at the Meeting is required to approve the election of each Nominee.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL 2.

                                 PROPOSAL NO. 3
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS

     At a meeting of the Board of Trustees held on May 9, 2001, the Board, including a majority of Trustees who are not "interested persons" as defined in the 1940 Act, as well as the Trustees who are members of the Audit Committee, selected KPMG LLP to act as the independent auditors of the Trust for the fiscal year ending February 28, 2002.

     KPMG has served as independent auditors for the Trust with respect to its financial statements for the fiscal years ending February 29, 1996 through February 28, 2001.

     KPMG has advised the Trust that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

     The following table shows fees paid to KPMG during the Trust's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to KPMG for the audit and review of financial statements of the Trust. The information in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to KPMG by the Trust and ING Pilgrim Securities and all entities controlling, controlled by, or under common control with ING Pilgrim Investments that provide services to the Trust. The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from the Trust, ING Pilgrim Investments and all entities controlling, controlled by, or under common control with ING Pilgrim Investments that provide services to the Trust is compatible with maintaining KPMG's independence.

                              FINANCIAL INFORMATION
                                SYSTEMS DESIGN AND
          AUDIT FEES           IMPLEMENTATION FEES           ALL OTHER FEES(1)
          ----------           -------------------           -----------------
            $82,000                    $0                         $20,617

----------
(1) In addition to the amount shown in the table for the Trust, KPMG received an aggregate amount of $713,356, which includes $597,278 for services performed on behalf of the Trust and other ING Pilgrim Investments-advised funds and $116,078 for services performed for ING Pilgrim Investments and other related entities that provide support for the operations of the funds.

VOTE REQUIRED

     The affirmative vote of a majority of the all the shares of the Trust present at the Meeting is required to ratify the selection of independent auditors.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 3.

                     FURTHER INFORMATION REGARDING DIRECTORS

COMMITTEES

     The Board of Trustees has an Audit Committee whose function is to meet with the independent auditors of the Trust to review the scope of the Trust's audit, the Trust's financial statements and internal accounting controls, and to meet with Trust management concerning these matters, among other things. This Committee has reviewed and discussed the audited financial statements for the fiscal year ended February 28, 2001 with ING Pilgrim Investments. The Committee has discussed the audit for the fiscal year ended February 28, 2001 and KPMG's independence with KPMG. The Committee has received a letter from KPMG stating that KPMG is an independent auditor with respect to the Trust. Based on the aforementioned review and discussions, the Trust's audited financial statements for the fiscal year ended February 28, 2001 have been included in the Trust's Annual Report to Shareholders. This Committee currently consists of three independent Trustees: Paul S. Doherty, Blaine E. Rieke and Richard A. Wedemeyer.

In addition, Mary A. Baldwin serves as an Advisory Committee Member. Prior to February 26, 2001, the Committee consisted of four independent Trustees: Paul S. Doherty, Robert B. Goode, Jr., John R. Smith and David W. Wallace. During the fiscal year ended February 28, 2001, the Audit Committee met five times. Each member of the Audit Committee attended 100% of such meetings during the period in which such Trustee was a member of the Committee. The Trustees have adopted an Audit Committee Charter and an Addendum to the Audit Committee Charter.

     The Board of Trustees has a Valuation Committee whose function is to review the determination of the value of securities held by the Trust for which market quotations are not available. The Committee currently consists of three independent Trustees: Walter H. May, Jock Patton and David W.C. Putnam. Prior to February 26, 2001, the Committee consisted of four independent Trustees: Al Burton, Walter H. May, Jock Patton and David W.C. Putnam and one Trustee, Alan
L. Gosule, who is an "interested person," as defined in the 1940 Act, of the Trust. During the fiscal year ended February 28, 2001, the Valuation Committee met five times. Each member of the Valuation Committee attended at least 80% of such meetings during the period in which such Trustee was a member of the Committee.

     The Board of Trustees has an Executive Committee to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee currently consists of four Trustees:
Walter H. May, Thomas J. McInerney, Jock Patton and John G. Turner. Prior to February 26, 2001, the Committee consisted of four Trustees: Walter H. May, Jock Patton, Robert W. Stallings and John G. Turner. During the fiscal year ended February 28, 2001, the Executive Committee did not meet.

     The Board of Trustees has a Nominating Committee for the purpose of considering candidates to fill independent Trustee vacancies on the Board. The Nominating Committee currently consists of three independent Trustees: Paul S. Doherty, Walter H. May and Richard A. Wedemeyer. In addition, Mary A. Baldwin serves as an Advisory Committee Member. Prior to February 26, 2001, the Committee consisted of four independent Trustees: Al Burton, Paul S. Doherty, Robert B. Goode, Jr. and Walter H. May. The Trust currently does not have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Trust. During the fiscal year ended February 28, 2001, the Nominating Committee did not meet.

     The Board of Trustees does not have a Compensation Committee.

REMUNERATION OF BOARD MEMBERS AND OFFICERS

     The Trust currently pays each Trustee who is not an "interested person" of ING Pilgrim Investments and Ms. Baldwin a pro rata share, as described below, of
(i) an annual retainer of $35,000 (Messrs. May and Patton, as lead Trustees, receive an annual retainer of $45,000); (ii) $5,500 per quarterly Board meeting;
(iii) $1,000 per committee meeting; (iv) $1,000 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets as a percentage of the average net assets of all the funds managed by ING Pilgrim Investments for which the Trustees serve in common as Directors/Trustees or as Advisory Board Members, if applicable. Certain of the Pilgrim Funds had different compensation schedules in place for the Trustees during portions of 2000.

     The following table sets forth the compensation paid to each of the Trustees for the fiscal year ended February 28, 2001. Trustees who are "interested persons" of ING Pilgrim Investments do not receive any compensation from the Trust. In the column headed "Total Compensation from Fund Complex Paid to Trustees," the number in parentheses indicates the total number of Boards in the Pilgrim Fund complex on which the Trustee served during that year.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED FEBRUARY 28, 2001

                                                           AGGREGATE
                                                          COMPENSATION    TOTAL COMPENSATION FROM FUND
             NAME OF PERSON, POSITION                      FROM TRUST       COMPLEX PAID TO TRUSTEES
             ------------------------                      ----------       ------------------------
Mary A. Baldwin, Ph.D., Advisory Board Member(1) .....      $ 4,698           $42,688   (27 boards)

Al Burton, Trustee(5) ................................      $ 5,421           $54,188   (25 boards)

Paul S. Doherty, Trustee .............................      $ 3,936           $47,688   (27 boards)

Robert B. Goode, Jr., Trustee(5) .....................      $ 4,972           $53,688   (25 boards)

Alan L. Gosule, Trustee(2) ...........................      $ 5,085           $53,688   (27 boards)

Mark L. Lipson, Trustee(3)(4) ........................      $     0           $     0   (12 boards)

Walter H. May, Trustee ...............................      $ 5,258           $53,688   (27 boards)

Thomas J. McInerney, Trustee(3)(6) ...................      $     0           $     0   (27 boards)

Jock Patton, Trustee .................................      $ 5,938           $55,688   (27 boards)

David W.C. Putnam, Trustee ...........................      $ 4,509           $48,688   (27 boards)

Blaine E. Rieke, Trustee(6) ..........................      $     0           $14,420   (27 boards)

John R. Smith, Trustee(5) ............................      $ 4,963           $54,188   (25 boards)

Robert W. Stallings, Trustee(3)(5) ...................      $     0           $     0   (25 boards)

John G. Turner, Trustee(3) ...........................      $     0           $     0   (27 boards)

David W. Wallace, Trustee(5) .........................      $ 4,924           $54,188   (25 boards)

Richard A. Wedemeyer, Trustee(6) .....................      $     0           $10,420   (27 boards)

----------
(1) Resigned as a Trustee and commenced service as an Advisory Board Member effective June 15, 2000.
(2) An "interested person," as defined in the 1940 Act, of the Trust. Mr. Gosule is a partner at Clifford Chance Rogers & Wells LLP, which has provided certain legal services for the Trust.
(3) An "interested person," as defined in the 1940 Act, because of his affiliation with ING Pilgrim Investments or any of its affiliates.
(4)  Resigned as a Trustee effective July 26, 2000.
(5)  Retired as a Trustee effective February 26, 2001.
(6)  Commenced service as a Trustee on February 26, 2001.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

VOTING RIGHTS

     Each share of beneficial interest of the Trust is entitled to one vote. Shareholders of the Trust at the close of business on May 22, 2001 (the "Record Date") will be entitled to be present and to give voting instructions for the Trust at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Trust had 137,437,648 Common Shares outstanding. As of the Record Date, the Trust had the following Preferred Shares outstanding: 3,600 shares of Series M, 3,600 shares of Series T, 3,600 shares of Series W, 3,600 shares of Series Th, and 3,600 shares of Series F.

     A majority of the outstanding shares of the Trust on the Record Date entitled to vote for each Proposal, present in person or represented by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

     To the knowledge of the Trust, as of May 1, 2001, no current Trustee of the Trust owned 1% or more of the outstanding Common Shares of the Trust and the officers and Trustees of the Trust own, as a group, less than 1% of the Common Shares of the Trust.

     To the knowledge of the Trust, as of May 1, 2001, no current Trustee of the Trust owned 1% or more of the outstanding Preferred Shares of the Trust and the officers and Trustees of the Trust own, as a group, less than 1% of the Preferred Shares of the Trust.

BENEFICIAL OWNERS

     As of May 1, 2001, no person, to the knowledge of the Trust, owned beneficially or of record more than 5% of the outstanding Common Shares of the Trust.

     As of May 1, 2001, no person, to the knowledge of the Trust, owned beneficially or of record more than 5% of the outstanding Preferred Shares of the Trust.

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about June 6, 2001. Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

EXPENSES

     The Trust will pay the expenses incurred by it in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR

     ING Pilgrim Investments, ING Pilgrim Securities and ING Pilgrim Group serve as the Trust's investment adviser, distributor and administrator, respectively. Their address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

EXECUTIVE OFFICERS OF THE TRUST

     Officers of the Trust are elected by the Board of Trustees of the Trust and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the principal executive officers of the Trust, together with such person's position with the Trust and principal occupation for the last five years.

  NAME AND AGE          POSITION WITH THE TRUST               PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
  ------------          -----------------------               --------------------------------------------
James M. Hennessy       President and Chief Executive         President and Chief Executive Officer of each of the Pilgrim
(52)                    Officer (since February 2001)         Funds (since February 2001), Chief Operating Officer of each
                        and Chief Operating Officer           of the Pilgrim Funds (since July 2000), Director,  President
                        (since July 2000)                     and  Chief  Executive  Officer  of ING  Pilgrim  Group,  ING
                                                              Pilgrim Investments,  ING Pilgrim Capital  Corporation,  ING
                                                              Pilgrim Advisors,  Inc.,  Express America T.C.  Corporation,
                                                              and  EAMC  Liquidation  Corp.  (since  December  2000),  and
                                                              Director of ING Pilgrim Securities, ING Pilgrim Quantitative
                                                              Management,  Inc.  and  Lexington  Funds  Distributor,  Inc.
                                                              (since December  2000).  Mr. Hennessy has held various other senior  executive  positions  with ING Pilgrim Group and its affiliates for more than the last five years.

Daniel A. Norman        Senior Vice President (since          Senior Vice  President  of ING Pilgrim  Investments  and ING
(43)                    April  1995),  Treasurer (since       Pilgrim  Securities (since December 1994).  Presently serves
                        June 1997),  and Co-Senior            or has  served  as an  officer  of other  affiliates  of ING
                        Portfolio Manager (since              Pilgrim Capital Corporation.
                        December 1999)

  NAME AND AGE          POSITION WITH THE TRUST               PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
  ------------          -----------------------               --------------------------------------------
Jeffrey A. Bakalar      Senior Vice President (since          Senior  Vice  President  of ING Pilgrim  Investments  (since
(41)                    November 1999) and Co-Senior          November  1999).  Formerly  served  as  Vice  President  and
                        Portfolio Manager (since              Assistant  Portfolio  Manager of the Trust  (February 1998 -
                        December 1999)                        December    1999).    Formerly   Vice   President   of   the
                                                              Communications  Positions of First  National Bank of Chicago
                                                              (July 1994 - January 1998).

Michael J. Roland       Senior Vice President and             Senior Vice  President  and Chief  Financial  Officer of ING
(43)                    Principal Financial Officer           Pilgrim  Group,  ING  Pilgrim  Investments  and ING  Pilgrim
                        (since June 1998)                     Securities  (since June 1998);  Senior  Vice  President  and
                                                              Chief  Financial  Officer  (since  June 1998) of each of the
                                                              Pilgrim  Funds.  Formerly  served in same capacity  (January
                                                              1995 - April  1997).  Formerly  Chief  Financial  Officer of
                                                              Endeavor Group (April 1997 - June 1998).

Robert S. Naka          Senior Vice President (since          Senior  Vice  President  of ING Pilgrim  Investments  (since
(37)                    November 1999) and Assistant          November  1999) and ING Pilgrim  Group (since  August 1999).
                        Secretary (since July 1996)           Senior Vice President and Assistant Secretary of each of the
                                                              Pilgrim  Funds.  Formerly  Vice  President  of  ING  Pilgrim
                                                              Investments  (April  1997 - October  1999)  and ING  Pilgrim
                                                              Group (February 1997 - August 1999). Formerly Assistant Vice
                                                              President  of ING  Pilgrim  Group  (August  1995 -  February
                                                              1997).

Kimberly A. Anderson    Vice President (since January         Vice President of ING Pilgrim Group (since January 2001) and
(36)                    2001) and Secretary (since            Vice  President  and  Secretary of each of the Pilgrim Funds
                        February 2001)                        (since February 2001). Formerly Assistant Vice President and
                                                              Assistant  Secretary  of each of the Pilgrim  Funds  (August
                                                              1999 - February  2001) and Assistant  Vice  President of ING
                                                              Pilgrim Group  (November 1999 - January 2001).  Ms. Anderson
                                                              has held various other  positions with ING Pilgrim Group for more than the last five years.

SHAREHOLDER PROPOSALS

     It is anticipated that the next annual meeting of the Trust will be held in June 2002. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be received at the Trust's principal executive offices within a reasonable time before the Trust begins to print and mail the proxy materials and must comply with all other legal requirements in order to be included in the Trust's Proxy Statement and form of proxy for that meeting.

SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934: BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     U.S. securities laws require that the Trust's shareholders owning more than ten percent of the outstanding shares of the Trust, Trustees, and officers, as well as affiliated persons of the Trust's Investment Manager, report their ownership of the Trust's shares and any changes in that ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Securities Exchange Act of 1934. Officers, directors and greater than ten percent shareholders are required to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Trust or written representation from certain reporting persons that no Form 5's were required for those persons, the Trust believes that during the fiscal year ended February 28, 2001 all officers, directors, and greater than ten percent beneficial owners complied with the applicable Section 16(a) filing requirements; however, Messrs. Wedemeyer, McInerney and Rieke each filed a Form 3 subsequent to the required date and Messrs. Hennessy, Norman and Turner each filed a Form 4 reporting one transaction each subsequent to the required date.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                      /s/ Kimberly A. Anderson

                                      KIMBERLY A. ANDERSON, Secretary


June 6, 2001
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

                            PILGRIM PRIME RATE TRUST

                                  COMMON SHARES

The undersigned hereby instructs James M. Hennessy or Kimberly A. Anderson (Proxies) to vote the Common Shares held by the undersigned at the Annual Meeting of Shareholders of Pilgrim Prime Rate Trust to be held at 8:00 a.m., local time, on June 28, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "x" in the appropriate box below.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.   To elect seven Trustees.   For All   Against All   For all Except   Abstain
                                  [ ]         [ ]           [ ]            [ ]

     Nominees: Paul S. Doherty        David W. C. Putnam    John G. Turner
               Alan L. Gosule         Blaine E. Rieke       Richard A. Wedemeyer
               Thomas J. McInerney

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE THROUGH THAT NOMINEE'S NAME.

3.   To ratify the appointment of KPMG LLP as   For      Against      Abstain
     independent  auditors  for the Trust for   [ ]        [ ]          [ ]
     the fiscal year ending February 28, 2002.

4.   To transact  such other  business as may   For      Against      Abstain
     properly  come  before  the  Meeting  of   [ ]        [ ]          [ ]
     Shareholders    or   any    adjournments
     thereof.

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-------------------------------------                -------------------
Signature                                            Date


-------------------------------------                -------------------
Signature (if held jointly)                          Date

                            PILGRIM PRIME RATE TRUST

                    AUCTION RATE CUMULATIVE PREFERRED SHARES
              SERIES M, SERIES T, SERIES W, SERIES TH, AND SERIES F
                              ("PREFERRED SHARES")

The undersigned hereby instructs James M. Hennessy or Kimberly A. Anderson (Proxies) to vote the Preferred Shares held by the undersigned at the Annual Meeting of Shareholders of Pilgrim Prime Rate Trust to be held at 8:00 a.m., local time, on June 28, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "x" in the appropriate box below.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

2.   To elect two Trustees.     For All   Against All   For all Except   Abstain
                                  [ ]         [ ]           [ ]            [ ]

     Nominees: Walter H. May
               Jock Patton

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE THROUGH THAT NOMINEE'S NAME.

3.   To ratify the appointment of KPMG LLP as   For      Against      Abstain
     independent  auditors  for the Trust for   [ ]        [ ]          [ ]
     the fiscal year ending February 28, 2002.

4.   To transact  such other  business as may   For      Against      Abstain
     properly  come  before  the  Meeting  of   [ ]        [ ]          [ ]
     Shareholders    or   any    adjournments
     thereof.

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-------------------------------------                -------------------
Signature                                            Date


-------------------------------------                -------------------
Signature (if held jointly)                          Date